Exhibit 4.1

NINTH SUPPLEMENTAL INDENTURE

Dated as of April 23, 2012

between

LOWE’S COMPANIES, INC.

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

Supplemental to the Amended and Restated Indenture

Dated as of December 1, 1995

Creating a Series of Securities designated

1.625% Notes due 2017,

Creating a Series of Securities designated

3.120% Notes due 2022,

and

Creating a Series of Securities designated

4.650% Notes due 2042

NINTH SUPPLEMENTAL INDENTURE, dated as of April 23, 2012 (this “Ninth Supplemental Indenture”), between LOWE’S COMPANIES, INC., a corporation duly organized and existing under the laws of the State of North Carolina (the “Company”), having its principal office at 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States, as Trustee (the “Trustee” or the “Successor Trustee”) as successor trustee to J.P. Morgan Trust Company, National Association (the “Resigning Trustee”), pursuant to that certain Instrument of Resignation, Appointment and Acceptance, dated as of April 21, 2004 (the “Resignation Instrument”).

W I T N E S S E T H:

WHEREAS, the Company has heretofore executed and delivered to the Resigning Trustee an Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) as supplemented and amended by this Ninth Supplemental Indenture (together with the Base Indenture, the “Indenture”), providing for the issuance from time to time of its unsecured unsubordinated debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, pursuant to the Resignation Instrument and the applicable provisions of the Base Indenture, the Resigning Trustee assigned, transferred, delivered and confirmed to the Successor Trustee all right, title and interest of the Resigning Trustee under the Indenture, with like effect as if the Successor Trustee was originally named as trustee under the Indenture, and the Company accepted the resignation of the Resigning Trustee as trustee, Paying Agent, Security Registrar, Conversion Agent and Agent under the Indenture and duly appointed the Successor Trustee as trustee, Paying Agent, Security Registrar, Conversion Agent and Agent under the Indenture and confirmed to the Successor Trustee all the rights, powers and trusts of the Resigning Trustee under the Base Indenture;

WHEREAS, it is provided in Section 901 of the Base Indenture that, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee may enter into indentures supplemental thereto (1) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding, (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) and (3) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture;

WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Indenture and pursuant to appropriate Board Resolutions and actions of its authorized officers, has duly determined to make, execute and deliver to the Trustee this Ninth Supplemental Indenture in order to establish the form and terms of, and to provide for the creation and issuance of, three new series of Securities designated as its (i) 1.625% Notes due 2017 (the “2017 Notes”) in an aggregate Principal Amount at Maturity of $500,000,000, (ii) 3.120% Notes due 2022 (the “2022 Notes”) in an aggregate Principal Amount at Maturity of $750,000,000 and (iii) 4.650% Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and the 2022 Notes, the “Notes”) in an aggregate Principal Amount at Maturity of $750,000,000; and

WHEREAS, all acts and requirements necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent (as defined in the Indenture) and issued upon the terms and subject to the conditions of the Indenture against payment therefor, the valid, binding and legal obligations of the Company and to make this Ninth Supplemental Indenture a valid and legally binding supplement to the Indenture have been done.

NOW, THEREFORE, in order to establish the form and terms of the series of the 2017 Notes, the series of the 2022 Notes and the series of the 2042 Notes and for and in consideration of the premises and of the covenants contained in the Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions. For all purposes of the Base Indenture and this Ninth Supplemental Indenture relating to the respective series of Notes created hereby, except as otherwise expressly provided or unless the context otherwise requires, the terms used in this Ninth Supplemental Indenture have the meanings assigned to them in this Article. Each capitalized term that is used in this Ninth Supplemental Indenture but not defined herein shall have the meaning specified in the Base Indenture.

“Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions or trust companies in New York City are authorized or required by law, regulation or executive order to close.

“Change of Control” means the occurrence of any of the following: (a) the consummation of any transaction (including, without limitation, any merger or consolidation) resulting in any “person” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934)(other than the Company or one of its subsidiaries) becoming the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in a transaction or a series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is defined in the Indenture)(other than the Company or one of its subsidiaries); or (c) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction shall not be considered a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(y) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of Voting Stock of the Company immediately prior to that transaction or (z) immediately following that transaction no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes of that series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes of that series.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (a) was a member of the Company’s Board of Directors on the date the Notes were issued or (b) was nominated for election, elected or appointed to the Board of Directors by or with the approval (given either before or after such member’s election or appointment) of a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination, election or appointment.

“Depositary” means, with respect to the Notes issuable in whole or in part in global form, DTC and any nominee thereof, until a successor is appointed and becomes such pursuant to the applicable provisions of the Indenture, and thereafter “Depositary” shall mean or include such successor and any nominee thereof.

“DTC” means The Depository Trust Company.

“Global Note” means a Note issued in global form and deposited with or on behalf of the Depositary, substantially in the form of the Note attached hereto as Exhibit A-1, Exhibit A-2 or Exhibit A-3.

“Interest Payment Date” has the meaning set forth in Section 204(a) of this Ninth Supplemental Indenture.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any replacement rating agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Principal Amount at Maturity” of the Notes means the principal amount at maturity as set forth on the face of each respective Note.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if either of Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” (within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Securities Exchange Act of 1934) selected by the Company as a replacement rating agency for a former rating agency.

“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (a) the occurrence of a Change of Control and (b) public notice of the particular Change of Control or the Company’s intention to effect a Change of Control; provided that a Rating Event will not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if each Rating Agency making the reduction in rating does not publicly announce or confirm or inform the Trustee in writing at the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Reference Treasury Dealer” means (i) a Primary Treasury Dealer (as defined herein) selected by Wells Fargo Securities, LLC, (ii) Goldman, Sachs & Co. and (iii) a Primary Treasury Dealer selected by U.S. Bancorp Investments, Inc. (or their respective affiliates that are Primary Treasury Dealers) and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company will substitute therefor another Primary Treasury Dealer, and (iv) any other Primary Treasury Dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to such Reference Treasury Dealer and any redemption date, the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Regular Record Date” has the meaning set forth in Section 204(a) of this Ninth Supplemental Indenture.

“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc.

“Stated Maturity” has the meaning set forth in Section 203 of this Ninth Supplemental Indenture.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price of such redemption date.

“Underwriting Agreement” means the Underwriting Agreement, dated April 16, 2012, among the Company and Wells Fargo Securities, LLC, Goldman, Sachs & Co. and U.S. Bancorp Investments, Inc.

“Voting Stock” means, with respect to any specified person (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

Section 102. Section References. Each reference to a particular section set forth in this Ninth Supplemental Indenture shall, unless the context otherwise requires, refer to this Ninth Supplemental Indenture. Each reference to a particular section of the Base Indenture shall refer to that particular section of the Base Indenture.

ARTICLE II

THE NOTES

Section 201. Title of the Notes. The Company hereby creates the 2017 Notes, the 2022 Notes and the 2042 Notes, each as a separate series of its Securities issued pursuant to the Indenture. The 2017 Notes shall be designated as the “1.625% Notes due 2017,” the 2022 Notes shall be designated as the “3.120% Notes due 2022,” and the 2042 Notes shall be designated as the “4.650% Notes due 2042.”

Section 202. Amount. The aggregate Principal Amount at Maturity of the 2017 Notes that may be authenticated and delivered under this Ninth Supplemental Indenture is initially limited to $500,000,000, the aggregate Principal Amount at Maturity of the 2022 Notes that may be authenticated and delivered under this Ninth Supplemental Indenture is initially limited to $750,000,000 and the aggregate Principal Amount at Maturity of the 2042 Notes that may be authenticated and delivered under this Ninth Supplemental Indenture is initially limited to $750,000,000. Either series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes of such series.

Section 203. Stated Maturity. The Stated Maturity of the 2017 Notes shall be April 15, 2017, the Stated Maturity of the 2022 Notes shall be April 15, 2022 and the Stated Maturity of the 2042 Notes shall be April 15, 2042.

Section 204. Interest and Payment. (a) The 2017 Notes shall bear interest at 1.625% per annum, the 2022 Notes shall bear interest at 3.120% per annum and the 2042 Notes shall bear interest at 4.650% per annum beginning on the date of issuance until the Notes, respectively, are redeemed, paid or duly provided for. Interest shall be paid semi-annually in arrears on each April 15 and October 15 (each, an “Interest Payment Date”), commencing on October 15, 2012, to persons in whose names the Notes are registered at the close of the Business Day on the April 1 immediately preceding each April 15 or the October 1 immediately preceding each October 15 (each a “Regular Record Date”).

(b) Payments of interest on the Notes shall include interest accrued to, but excluding, the respective Interest Payment Dates. Interest payments for the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. Payments of principal and interest to owners of book-entry interests shall be made to holders of the Notes on the respective Regular Record Date in accordance with the procedures of DTC and its participants in effect from time to time. Settlement for the Notes shall be made in immediately available funds. All payments of principal and interest shall be made by the Company in immediately available funds except as set forth in the applicable Note.

Section 205. Optional Redemption. (a) Before the date that is one month (with respect to the 2017 Notes), three months (with respect to the 2022 Notes) or six months (with respect to the 2042 Notes) prior to the applicable maturity date for such series of Notes, the Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:

(i)         100% of the principal amount of the Notes to be redeemed; or

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points with respect to the 2017 Notes, 20 basis points with respect to the 2022 Notes and 25 basis points with respect to the 2042 Notes;

plus, in each case, accrued and unpaid interest thereon to, but excluding, the date of redemption.

(b) On or after the date that is one month (with respect to the 2017 Notes), three months (with respect to the 2022 Notes) or six months (with respect to the 2042 Notes) prior to the applicable maturity date for such series of Notes, the Notes of each series will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

(c) Notwithstanding the foregoing, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered holders as of the close of the Business Day on the relevant record date.

(d) Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date set forth in such notice to each registered holder of the 2017 Notes,

the 2022 Notes and/or the 2042 Notes, as the case may be, to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the applicable Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Section 206. Change of Control Offer to Purchase.

(a) If a Change of Control Triggering Event occurs, holders of Notes may require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid interest, if any, on such Notes to the date of purchase (unless a notice of redemption has been mailed within 30 days after such Change of Control Triggering Event stating that all of the Notes will be redeemed as described in this Section 206). The Company shall be required to mail to holders of the Notes a notice describing the transaction or transactions constituting the Change of Control Triggering Event and offering to repurchase the Notes. The notice must be mailed within 30 days after any Change of Control Triggering Event, and the repurchase must occur no earlier than 30 days and no later than 60 days after the date the notice is mailed.

(b) On the date specified for repurchase of the Notes, the Company shall, to the extent lawful:

(i)         accept for payment all properly tendered Notes or portions of Notes;

(ii)        deposit with the paying agent the required payment for all properly tendered Notes or portions of Notes; and

(iii)       deliver to the Trustee the repurchased Notes, accompanied by an Officers’ Certificate stating, among other things, the aggregate principal amount of repurchased Notes.

(c) The Company shall comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934 and any other securities laws and regulations applicable to the repurchase of the Notes. To the extent that these requirements conflict with the provisions requiring repurchase of the Notes, the Company shall comply with such requirements instead of the repurchase provisions and shall not be considered to have breached its obligations with respect to repurchasing the Notes. Additionally, if an Event of Default exists under the Indenture (which is unrelated to the repurchase provisions of the Notes), including the events of default arising with respect to other issues of debt securities, the Company shall not be required to repurchase the Notes notwithstanding these repurchase provisions.

(d) The Company shall not be required to comply with the obligations of this Section 206 if a third party instead satisfies them.

Section 207. Forms; Denominations. The Notes shall be Registered Securities and shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. The certificates for the Notes shall be in substantially the forms attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3.

(a) Global Notes. (i) Notes shall be issued initially in the form of one or more Global Notes in definitive fully registered form without interest coupons, deposited on behalf of the subscribers for the Notes represented thereby with The Bank of New York Mellon Trust Company, N.A., at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or a nominee thereof, duly executed by the Company and authenticated by the Trustee as provided in the Indenture. The aggregate Principal Amount at Maturity of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

(ii) Book-Entry Provisions. The Company shall execute and the Trustee shall, in accordance with this Section 207(a)(ii) and Section 303 of the Base Indenture, authenticate and deliver initially one or more Global Notes that (x) shall be registered in the name of the Depositary, (y) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary’s instructions and (z) shall bear legends substantially to the following effect:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 208. Applicability of Reports by the Company. For purposes of this Ninth Supplemental Indenture, to the extent information, documents or reports are required to be filed with the Commission and delivered to the Trustee or the Holders, the availability of such information, documents or reports on the Commission’s Electronic Data Gathering Analysis and Retrieval (“EDGAR”) system or its Interactive Data Electronic Applications (“IDEA”) system or the Company’s website shall be deemed to have satisfied such delivery requirements to the Trustee and the Holders.

Section 209. Applicability of Sinking Funds. The provisions of Article Twelve of the Base Indenture shall not apply to the 2017 Notes, the 2022 Notes or the 2042 Notes.

Section 210. Applicability of Repayment of Securities at Option of Holders. The provisions of Article Thirteen of the Base Indenture shall not apply to the 2017 Notes, the 2022 Notes or the 2042 Notes.

Section 211. Applicability of Conversion of Securities. The provisions of Article Fourteen of the Base Indenture shall not apply to the 2017 Notes, the 2022 Notes or the 2042 Notes.

ARTICLE III

MISCELLANEOUS PROVISIONS

Section 301. Concerning the Indenture. Except as expressly amended hereby, the Base Indenture shall continue in full force and effect in accordance with the provisions thereof and the Base Indenture is in all respects hereby ratified and confirmed. This Ninth Supplemental Indenture and all its provisions shall be deemed a part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 302. Severability. If any provision in this Ninth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 303. Trust Indenture Act. If any provision in this Ninth Supplemental Indenture limits, qualifies or conflicts with any other provision hereof or of the Base Indenture which provision is required to be included in the Base Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 304. Trustee. The recitals and statements herein are deemed to be those of the Company and not of the Trustee. The Trustee makes no representations as to the validity or sufficiency of this Ninth Supplemental Indenture.

Section 305. Governing Law. This Ninth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 306. Multiple Originals. This Ninth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Ninth Supplemental Indenture to be duly executed.

LOWE’S COMPANIES, INC.

By:	/s/ Robert F. Hull, Jr.
	Name:	Robert F. Hull, Jr.
	Title:	Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Scott Williams
	Name:	Scott Williams
	Title:	Senior Associate

Signature Page to Ninth Supplemental Indenture

EXHIBIT A-1

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

1.625% Notes due April 15, 2017

GLOBAL SECURITY

No.	CUSIP No.
$
Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $         on April 15, 2017, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from April 23, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2012, at the rate of 1.625% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture dated as of April 23, 2012, between the Company and the Trustee (the “Ninth

A-1-1

Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 1.625% Notes due 2017 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to FIVE HUNDRED MILLION DOLLARS ($500,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

A-1-2

Before the date that is one month prior to April 15, 2017, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:

(i)         100% of the principal amount of the Notes to be redeemed; or

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 15 basis points;

plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after the date that is one month prior to April 15, 2017, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Notwithstanding the previous two paragraphs, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered holders as of the close of the Business Day on the relevant record date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such

A-1-3

consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-1-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name:
Title:

Dated: April 23, 2012

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

A-1-5

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-1-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint

, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-1-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                     , for the account of                     , account number                     , or, if mailed by check, to                     . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                     . This information is provided by                     , the assignee named above, or                     , as its agent.

A-1-8

EXHIBIT A-2

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

3.120% Notes due April 15, 2022

GLOBAL SECURITY

No.	CUSIP No.
$
Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $         on April 15, 2022, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from April 23, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2012, at the rate of 3.120% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Ninth Supplemental

A-2-1

Indenture dated as of April 23, 2012, between the Company and the Trustee (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 3.120% Notes due 2022 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

A-2-2

Before the date that is three months prior to April 15, 2022, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:

(i)         100% of the principal amount of the Notes to be redeemed; or

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points;

plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after the date that is three months prior to April 15, 2022, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Notwithstanding the previous two paragraphs, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered holders as of the close of the Business Day on the relevant record date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such

A-2-3

consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-2-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name:
Title:

Dated: April 23, 2012

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

A-2-5

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

A-2-6

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint

, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

A-2-7

PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                     , for the account of                     , account number                     , or, if mailed by check, to                     . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                     . This information is provided by                     , the assignee named above, or                     , as its agent.

A-2-8

EXHIBIT A-3

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO LOWE’S COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

LOWE’S COMPANIES, INC.

4.650% Notes due April 15, 2042

GLOBAL SECURITY

No.	CUSIP No.
$
Original Principal Amount

Lowe’s Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of $         on April 15, 2042, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from April 23, 2012, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on April 15 and October 15 in each year, commencing October 15, 2012, at the rate of 4.650% per annum until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installments of interest until paid.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Amended and Restated Indenture, dated as of December 1, 1995 (the “Base Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Ninth Supplemental

A-3-1

Indenture dated as of April 23, 2012, between the Company and the Trustee (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) shall be paid to the Person in whose name this Note is registered at the close of business on the respective Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Note is registered on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed in accordance with Section 307 of the Base Indenture by the Trustee, notice whereof shall be given to the Person in whose name this Note is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

This Note is a “book-entry” note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and increments of $1,000 in excess thereof.

As long as this Note is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Note by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Note will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Note at its principal corporate trust office or such other office or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.

Payments of principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Note is one of a duly authorized series of notes of the Company, designated 4.650% Notes due 2042 (the “Notes”), initially limited in aggregate principal amount at any time outstanding to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) which may be issued under the Indenture. This series of Notes may be reopened, without the consent of the holders of the Notes, for issuance of additional Notes. Reference is hereby made to the Indenture and all indentures supplemental thereto which are applicable to the Notes for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

The Notes do not have the benefit of any sinking fund obligations.

A-3-2

Before the date that is six months prior to April 15, 2042, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at a redemption price equal to the greater of:

(i)         100% of the principal amount of the Notes to be redeemed; or

(ii)        the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points;

plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after the date that is six months prior to April 15, 2042, the Notes will be redeemable, in whole at any time or in part from time to time, at the Company’s option at par plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

Notwithstanding the previous two paragraphs, installments of interest on Notes that are due and payable on Interest Payment Dates falling on or prior to a redemption date will be payable on the Interest Payment Date to the registered holders as of the close of the Business Day on the relevant record date.

Notice of any redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each registered holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate.

Upon a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such

A-3-3

consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, as herein prescribed.

As provided in the Indenture and subject to certain limitations on transfer of this Note by DTC or its nominee, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

The Notes are issuable only in registered form in minimum denominations of $2,000 and integral multiples of $1,000 thereafter. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall furnish to any Holder of record of Notes, upon written request and without charge, a copy of the Indenture.

The Indenture and this Note each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3-4

IN WITNESS WHEREOF, LOWE’S COMPANIES, INC. has caused this Note to be signed by a duly elected or appointed, qualified and serving officer and attested by a duly elected or appointed, qualified and serving officer.

LOWE’S COMPANIES, INC.

By:
Name:
Title:

Dated: April 23, 2012

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

By:
Authorized Officer

A-3-5

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - tenants in common

TEN ENT - tenants by the entireties

JT TEN - joint tenants with right of survivorship and not as tenants in common

CUST - Custodian

U/G/M/A or UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

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FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print or typewrite name and address of assignee)

(Please insert Social Security or other identifying Number of Assignee)

the within Note of Lowe’s Companies, Inc. and does hereby irrevocably constitute and appoint

, Attorney, to
transfer the said Note on the books of the within named Lowe’s Companies, Inc., with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program. Notarized or witnessed signatures are not acceptable.

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PAYMENT INSTRUCTIONS

The assignee should include the following for purposes of payment:

Payment shall be made, by wire transfer or otherwise, in immediately available funds, to                     , for the account of                     , account number                     , or, if mailed by check, to                     . Applicable reports and statements required to be physically delivered under the terms of the Indenture should be mailed to                     . This information is provided by                     , the assignee named above, or                     , as its agent.

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